UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2020

GLOBAL HOUSE HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-213744	37-181713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1771 E. Flamingo Road, Suite 201 A Las Vegas, NV	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702.840.3272

No. 9, Alley 7, Section 4, Renai Road
Daan District, Taipai, Taiwan

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	GHHH	OTC US

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Items

Reverse Stock Split

On June 11, 2020, our Board of Directors approved a reverse stock split of our issued and authorized shares of common stock on the basis of 12 old shares for one (1) new share. When completed the reverse stock split will result in the decrease of our authorized capital from 1,500,000,000 shares of common stock to 125,000,000 shares of common stock. Correspondingly, our issued and outstanding capital will decrease from 111,800,000 shares of common stock to 9,316,667 shares of common stock. The $0.001 par value of our common shares will remain unchanged. The forward reverse split is payable upon surrender and no fractional shares will be issued. Fractional shares will be rounded up.

Name Change

Also on June 11, 2020, our board of directors approved an agreement and plan of merger for the purposes of changing our corporate name from Global House Holdings Ltd. to GPO Plus, Inc. Pursuant to the agreement and plan of merger, our company will merge with our wholly-owned subsidiary GPO Plus, Inc., a Nevada corporation. Global House Holdings Ltd. will remain the surviving company of the merger, continuing under the name GPO Plus, Inc.

Effective Date of Forward Split and Name Change

The resolutions of our Board of Directors approving the above described forward stock split and name change are subject to the prior approval of the Financial Industry Regulatory Authority (FINRA). In anticipation of FINRA approval, we will file a Certificate of Change and Articles of Merger with the Nevada Secretary of State to give effect to the forward stock split and name change with an effective date of July 7, 2020.

Item 9.01	Financial Statements and Exhibits

3.1	Agreement and Plan of Merger and Articles of Merger

3.2	Certificate of Change

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL HOUSE HOLDINGS LTD.

Date: June 19, 2020	By:	/s/Brett H. Pojunis
Brett H. Pojunis
President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, Director

3